UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2002

                        ERIE FAMILY LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                   2-39458                 25-1186315
  -------------------------------       -------------        -------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation)                         File Number)        Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                      16530
--------------------------------------------                ----------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code (814) 870-2000

                                       1

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

On July 24, 2002 Erie Family Life Insurance Company issued a press release, a portion of which related to corporate actions taken by the Company's Board of Directors. The relevant excerpt from that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits
    --------

Exhibit Number        Description
--------------        -----------
99.1                  Excerpt from press release dated July 24, 2002



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               Erie Family Life Insurance Company
                                ------------------------------
                                       (Registrant)

Date: July 24, 2002               /s/ Philip A. Garcia
                                -------------------------------
                              (Philip A. Garcia, Executive Vice President & CFO)

         Erie, Pa. - July 24, 2002 - The Company's Board of Directors held a special meeting on July 23, 2002. At the meeting, the Board voted to increase the number of directors from 12 to 13; elected Jeffrey A. Ludrof, the Company's President and Chief Executive Officer to the Board; and accepted the resignation of Stephen A. Milne, the retired President and Chief Executive Officer of the Company.